EXHIBIT 99.1

         Unless otherwise noted, all statistical percentages or weighted averages set forth below are measured as a percentage of the aggregate Principal Balance of the Initial Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Cut-off Date and the Subsequent Mortgage Loans in the related Loan Group or in the Mortgage Pool as of the Subsequent Cut-off Date.

         The Group I Mortgage Loans consist of approximately 3,161 Mortgage Loans with a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of approximately $488,287,738. The Group II Mortgage Loans consist of approximately 2,180 Mortgage Loans with a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of approximately $661,712,261.

         All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property").

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 93.48% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 6.52% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 95.22% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 4.78% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans"). Approximately 94.48% of the Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Mortgage Loans") and approximately 5.52% of the Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of one year, two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 0.03% of the Adjustable-Rate Group I Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Group I Mortgage Loans in the related Loan Group as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 0.01% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable), will not occur until one year after the date of origination, (ii) the first adjustment of the rates for approximately 74.94% of the Adjustable-Rate Group I Mortgage Loans and approximately 77.80% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 76.60% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable), will not occur until two years after the date of origination, (iii) the first adjustment of the rates for approximately 2.74% of the Adjustable-Rate Group I Mortgage Loans and approximately 3.07% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 2.93% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) will not occur until three years after the date of origination and (iv) the first adjustment of the rates for approximately 22.17% of the Adjustable- Rate Group I Mortgage Loans and approximately 18.52% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans in the related Loan Group as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) and approximately 20.05% of the Adjustable-Rate Mortgage Loans (by aggregate Principal Balance of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable) will not occur until five years after the date of origination (each such Adjustable-Rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (up to 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.997% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.988% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.992% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 49.93% of the Group I Mortgage Loans, approximately 63.79% of the Group II Mortgage Loans and approximately 57.90% of the Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 87.48% of the Group I Mortgage Loans, approximately 89.47% of the Group II Mortgage Loans and approximately 88.63% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 48 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 83.04% of the Group I Mortgage Loans, 92.55% of the Group II Mortgage Loans and approximately 88.57% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 80% of the original Principal Balance of the related Mortgage Loan in any 12 month period.

         Approximately 0.24% of the Group I Mortgage Loans, approximately 0.18% of the Group II Mortgage Loans and approximately 0.21% of the Mortgage Loans (the "Dividend Mortgage Loans") contain a provision entitling the mortgagor thereunder to annual refunds, at the end of each of the first four years of the life of the related Mortgage Loan, of a portion of the interest paid by such mortgagor during the preceding twelve months, if the mortgagor is not currently delinquent and has not defaulted or prepaid.

MORTGAGE LOAN STATISTICS FOR ALL MORTGAGE LOANS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 37.54% of the Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Except with respect to 0.01% of the Mortgage Loans, no Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Mortgage Loans at origination was approximately 81.20%. There can be no assurance that the loan-to-value ratio of any Initial Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         All of the Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. None of the Mortgage Loans had a first Due Date prior to March 1, 2003 or after February 1, 2004, or has a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. The latest maturity date of any Mortgage Loan is January 1, 2034.

         The average Principal Balance of the Mortgage Loans at origination was approximately $215,441. The average Principal Balance of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $215,315. No Mortgage Loan had a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of greater than approximately $1,000,000 or less than approximately $24,932.

         As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Mortgage Loans had Mortgage Rates of not less than 4.625% per annum and not more than 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.772% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Adjustable-Rate Mortgage Loans had Gross Margins ranging from 0.750% per annum to 8.250% per annum, Minimum Mortgage Rates ranging from 4.625% per annum to 9.990% per annum and Maximum Mortgage Rates ranging from 6.875% per annum to 15.990% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the weighted average Gross Margin of the Adjustable-Rate Mortgage Loans was approximately 4.753% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 6.718% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans was approximately 12.715% per annum. The latest next Adjustment Date following the Cut-off Date or the Subsequent Cut-off Date, as applicable, on any Adjustable-Rate Mortgage Loan occurs in December 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Mortgage Loans is approximately 30 months.

         The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date or the Subsequent Cut-off Date, as applicable (the sum in any column may not equal the total indicated due to rounding):



                        SUBSEQUENT CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE        BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE      THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------      ---------------------------
  24,932 -  50,000........................          206         $       8,609,857.75                   0.75%
  50,001 - 100,000........................        1,030                79,321,034.22                   6.90
 100,001 - 150,000........................        1,084               135,042,829.24                  11.74
 150,001 - 200,000........................          899               156,258,725.35                  13.59
 200,001 - 250,000........................          578               129,648,872.20                  11.27
 250,001 - 300,000........................          429               118,162,231.12                  10.27
 300,001 - 350,000........................          262                85,406,153.18                   7.43
 350,001 - 400,000........................          207                77,715,859.05                   6.76
 400,001 - 450,000........................          120                51,425,546.73                   4.47
 450,001 - 500,000........................          110                53,032,188.60                   4.61
 500,001 - 550,000........................          142                74,464,628.93                   6.48
 550,001 - 600,000........................          118                67,774,385.99                   5.89
 600,001 - 650,000........................           54                33,822,749.84                   2.94
 650,001 - 700,000........................           33                22,543,616.78                   1.96
 700,001 - 750,000........................           21                15,300,476.53                   1.33
 750,001 - 800,000........................           15                11,603,078.73                   1.01
 800,001 - 850,000........................            9                 7,434,224.33                   0.65
 850,001 - 900,000........................           10                 8,753,025.28                   0.76
 900,001 - 950,000........................            2                 1,866,355.32                   0.16
 950,001 -1,000,000.......................           12                11,814,159.99                   1.03
                                                  -----         --------------------                 ------
   Total..................................        5,341         $   1,149,999,999.16                 100.00%
                                                  =====         ====================                 ======

___________________
(1) The average Principal Balance of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $215,315.




                                          CREDIT SCORES FOR THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE        BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE      THE SUBSEQUENT CUT-OFF DATE
               ------------                  --------------    -----------------------      ---------------------------
540 - 550.................................         404          $      51,123,020.81                    4.45%
551 - 575.................................       1,241                173,855,942.37                   15.12
576 - 600.................................         380                 67,178,811.88                    5.84
601 - 625.................................         496                108,401,475.25                    9.43
626 - 650.................................         740                183,634,726.78                   15.97
651 - 675.................................         690                183,107,361.73                   15.92
676 - 700.................................         512                137,759,497.79                   11.98
701 - 725.................................         419                117,194,875.18                   10.19
726 - 750.................................         253                 74,127,814.97                    6.45
751 - 775.................................         150                 40,132,038.38                    3.49
776 - 800.................................          52                 12,993,740.42                    1.13
801 - 810.................................           4                    490,693.60                    0.04
                                                 -----          --------------------                  ------
      Total...............................       5,341          $   1,149,999,999.16                  100.00%
                                                 =====          ====================                  ======

___________________
(1) The weighted average credit score of the Mortgage Loans that had credit scores was approximately 647.



                                 ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ----------------------             --------------    -----------------------  ---------------------------
180.......................................          81          $       6,718,471.32               0.58%
240.......................................           1                    143,747.83               0.01
360.......................................       5,259              1,143,137,780.01              99.40
                                                 -----          --------------------             ------
                      Total...............       5,341          $   1,149,999,999.16             100.00%
                                                 =====          ====================             ======

___________________
(1) The weighted average original term to maturity of the Mortgage Loans was approximately 359 months.



                                  REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
         -----------------------             --------------    -----------------------  ---------------------------
176 - 176.................................            2          $         147,933.43               0.01%
177 - 178.................................           30                  2,179,366.90               0.19
179 - 180.................................           49                  4,391,170.99               0.38
239 - 240.................................            1                    143,747.83               0.01
349 - 350.................................            1                     59,938.17               0.01
353 - 354.................................            3                    494,035.39               0.04
355 - 356.................................           31                  9,446,559.35               0.82
357 - 358.................................        1,675                374,440,458.41              32.56
359 - 360.................................        3,549                758,696,788.69              65.97
                                                  -----          --------------------             ------
                      Total...............        5,341          $   1,149,999,999.16             100.00%
                                                  =====          ====================             ======

___________________
(1) The weighted average remaining term to maturity of the Mortgage Loans was approximately 358 months.


                      PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
              -------------                  --------------    -----------------------  ---------------------------
Single Family ............................        3,862             $     788,108,163.19              68.53%
PUD(1)....................................          857                   223,952,541.10              19.47
Condominium...............................          408                    80,742,025.93               7.02
2 Units...................................          172                    43,169,874.70               3.75
3 Units...................................           24                     8,315,662.25               0.72
4 Units...................................           16                     5,311,804.75               0.46
Manufactured Housing......................            1                       219,927.24               0.02
Modular...................................            1                       180,000.00               0.02
                                                  -----             --------------------             ------
                      Total...............        5,341             $   1,149,999,999.16             100.00%
                                                  =====             ====================             ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                       OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
Primary...................................        5,007          $   1,095,760,517.58              95.28%
Non-owner.................................          276                 44,636,371.76               3.88
Second Home...............................           58                  9,603,109.82               0.84
                                                  -----          --------------------             ------
                      Total...............        5,341          $   1,149,999,999.16             100.00%
                                                  =====          ====================             ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                                PURPOSE OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 -------                     --------------    -----------------------  ---------------------------
Purchase..................................       2,628           $     642,531,495.01              55.87%
Cash Out Refinance........................       1,999                 370,959,128.18              32.26
Rate/Term Refinance.......................         714                 136,509,375.97              11.87
                                                 -----           --------------------             ------
                      Total...............       5,341           $   1,149,999,999.16             100.00%
                                                 =====           ====================             ======



                             ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
     --------------------------------        --------------    -----------------------  ---------------------------
  16.39 -   20.00.........................         5             $         294,242.19               0.03%
  20.01 -   25.00.........................         8                       384,037.66               0.03
  25.01 -   30.00.........................        10                       805,801.98               0.07
  30.01 -   35.00.........................        16                     1,942,508.35               0.17
  35.01 -   40.00.........................        13                     2,435,246.93               0.21
  40.01 -   45.00.........................        25                     3,323,879.14               0.29
  45.01 -   50.00.........................        44                     4,969,547.40               0.43
  50.01 -   55.00.........................        59                     9,192,090.39               0.80
  55.01 -   60.00.........................        81                    17,678,117.65               1.54
  60.01 -   65.00.........................       173                    31,079,666.85               2.70
  65.01 -   70.00.........................       220                    49,417,986.65               4.30
  70.01 -   75.00.........................       330                    75,629,631.21               6.58
  75.01 -   80.00.........................     2,056                   521,110,596.07              45.31
  80.01 -   85.00.........................       712                   125,760,743.56              10.94
  85.01 -   90.00.........................       858                   170,167,420.16              14.80
  90.01 -   95.00.........................       706                   132,446,106.94              11.52
  95.01 - 100.00..........................        24                     3,300,899.05               0.29
 100.01 - 102.58..........................         1                        61,476.98               0.01
                                               -----             --------------------             ------
                      Total...............     5,341             $   1,149,999,999.16             100.00%
                                               =====             ====================             ======

___________________
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 81.20%.



                GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 --------                    --------------    -----------------------  ---------------------------
Alabama...................................        40             $     5,372,036.65              0.47%
Arizona...................................        94                  16,470,146.07              1.43
Arkansas..................................        10                     768,973.54              0.07
California................................     1,813                 587,450,744.96             51.08
Colorado..................................       147                  32,357,811.22              2.81
Connecticut...............................        33                   6,357,007.03              0.55
Delaware..................................         6                   1,192,728.40              0.10
District of Columbia......................         1                     234,800.00              0.02
Florida...................................       460                  71,351,031.86              6.20
Georgia...................................       153                  25,008,351.72              2.17
Idaho.....................................         9                     955,184.84              0.08
Illinois..................................       235                  38,719,924.95              3.37
Indiana...................................        63                   5,320,001.30              0.46
Iowa......................................        15                   1,295,590.08              0.11
Kansas....................................        31                   3,468,764.44              0.30
Kentucky..................................        45                   5,503,713.72              0.48
Louisiana.................................         4                     827,961.37              0.07
Maine.....................................         6                     569,819.30              0.05
Maryland..................................        73                  18,868,196.60              1.64
Massachusetts.............................        66                  13,057,277.97              1.14
Michigan..................................       229                  30,321,855.05              2.64
Minnesota.................................       101                  17,614,572.25              1.53
Missouri..................................       119                  12,064,135.39              1.05
Nebraska..................................        12                   1,331,899.60              0.12
Nevada....................................        98                  16,836,641.91              1.46
New Hampshire.............................        17                   2,857,933.11              0.25
New Jersey................................        80                  16,379,720.54              1.42
New Mexico................................        14                   2,518,022.64              0.22
New York..................................       161                  38,166,260.69              3.32
North Carolina............................        51                   7,818,900.55              0.68
North Dakota..............................         2                      81,050.28              0.01
Ohio......................................       221                  24,914,717.75              2.17
Oklahoma..................................         7                     554,959.24              0.05
Oregon....................................       120                  23,716,979.03              2.06
Pennsylvania..............................        77                   8,493,314.83              0.74
Rhode Island..............................        17                   3,262,331.66              0.28
South Carolina............................        13                   1,343,579.61              0.12
South Dakota..............................         4                     370,193.73              0.03
Tennessee.................................        77                   8,405,036.28              0.73
Texas.....................................       341                  51,337,861.55              4.46
Utah......................................        64                  10,299,181.60              0.90
Vermont...................................         4                     561,059.37              0.05
Virginia..................................        38                   8,110,927.07              0.71
Washington................................       114                  20,876,947.20              1.82
West Virginia.............................         4                     404,402.86              0.04
Wisconsin.................................        50                   6,012,254.31              0.52
Wyoming...................................         2                     195,195.04              0.02
                                               -----             ------------------           ------
                      Total...............     5,341             $ 1,149,999,999.16           100.00%
                                               =====             ==================           ======

___________________
(1) The greatest ZIP Code geographic concentration of Mortgage Loans was approximately 0.57% in the 92592 ZIP Code.



                                      DOCUMENTATION LEVELS OF THE MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           -------------------               --------------    -----------------------  ---------------------------
Full Documentation........................         4,653             $   1,024,068,703.63              89.05%
No Income Verification....................           297                    59,499,408.93               5.17
No Documentation..........................           238                    32,514,542.25               2.83
Limited Income Verification...............           111                    28,430,634.81               2.47
No Documentation..........................            42                     5,486,709.54               0.48
                                                   -----             --------------------             ------
                      Total...............         5,341             $   1,149,999,999.16             100.00%
                                                   =====             ====================             ======




                                    CURRENT MORTGAGE RATES OF THE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  4.625 -  5.000..........................          23           $       6,835,474.33               0.59%
  5.001 -  6.000..........................         817                 271,887,123.71              23.64
  6.001 -  7.000..........................       1,941                 484,349,206.49              42.12
  7.001 -  8.000..........................       1,761                 291,442,311.23              25.34
  8.001 -  9.000..........................         713                  87,584,929.27               7.62
  9.001 - 10.000..........................          80                   7,386,743.67               0.64
 10.001 - 10.750..........................           6                     514,210.46               0.04
                                                 -----           --------------------             ------
                      Total...............       5,341           $   1,149,999,999.16             100.00%
                                                 =====           ====================             ======

___________________
(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 6.772% per annum.




                                GROSS MARGINS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
  0.750 -  1.000..........................           1           $          59,938.17               0.01%
  2.000 -  3.000..........................          10                   2,898,583.00               0.27
  3.001 -  4.000..........................         995                 335,761,577.94              30.90
  4.001 -  5.000..........................       1,362                 329,110,625.08              30.29
  5.001 -  6.000..........................       1,652                 303,583,571.85              27.94
  6.001 -  7.000..........................         786                 104,975,414.45               9.66
  7.001 -  8.000..........................          80                  10,062,812.17               0.93
  8.001 -  8.250..........................           1                      47,678.85               0.00
                                                 -----           --------------------             ------
                      Total...............       4,887           $   1,086,500,201.51             100.00%
                                                 =====           ====================             ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 4.753% per annum.



                          NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           --------------------              --------------    -----------------------  ---------------------------
March 1, 2004.............................           1           $         181,560.77               0.02%
April 1, 2004.............................           3                     794,008.33               0.07
May 1, 2004...............................           5                   2,623,972.16               0.24
June 1, 2004..............................           2                     757,438.82               0.07
October 1, 2004...........................           1                     159,096.14               0.01
February 1, 2005..........................           1                      59,938.17               0.01
May 1, 2005...............................           1                     174,653.32               0.02
June 1, 2005..............................           1                     239,938.75               0.02
July 1, 2005..............................           6                   2,332,255.25               0.21
August 1, 2005............................          11                   3,218,873.38               0.30
September 1, 2005.........................         109                  22,498,901.03               2.07
October 1, 2005...........................         959                 214,437,555.46              19.74
November 1, 2005..........................       1,931                 409,425,631.84              37.68
December 1, 2005..........................         841                 179,759,542.83              16.54
January 1, 2006...........................           2                     119,165.00               0.01
September 1, 2006.........................           2                     225,003.94               0.02
October 1, 2006...........................          39                   6,631,986.52               0.61
November 1, 2006..........................          65                  15,003,193.90               1.38
December 1, 2006..........................          52                   9,773,048.30               0.90
January 1, 2007...........................           1                     191,200.00               0.02
July 1, 2008..............................           1                     956,250.00               0.09
September 1, 2008.........................          23                   6,958,175.66               0.64
October 1, 2008...........................         280                  72,308,079.67               6.66
November 1, 2008..........................         413                 104,909,727.41               9.66
December 1, 2008..........................         137                  32,761,004.86               3.02
                                                 -----           --------------------             ------
                      Total...............       4,887           $   1,086,500,201.51             100.00%
                                                 =====           ====================             ======

___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 30 months.




                          MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  6.875 -    7.000........................           1           $         215,900.00               0.02%
  7.001 -    8.000........................           1                     395,100.00               0.04
 10.001 -  11.000.........................          23                   6,835,474.33               0.63
 11.001 -  12.000.........................         809                 269,126,835.06              24.77
 12.001 -  13.000.........................       1,887                 470,880,154.96              43.34
 13.001 -  14.000.........................       1,569                 262,582,182.68              24.17
 14.001 -  15.000.........................         558                  71,701,261.49               6.60
 15.001 -  15.990.........................          39                   4,763,292.99               0.44
                                                 -----           --------------------             ------
                      Total...............       4,887           $   1,086,500,201.51             100.00%
                                                 =====           ====================             ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 12.715% per annum.



                          MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  4.625 -  5.000..........................           23          $       6,835,474.33               0.63%
  5.001 -  6.000..........................          810                269,342,735.06              24.79
  6.001 -  7.000..........................        1,888                471,275,254.96              43.38
  7.001 -  8.000..........................        1,569                262,582,182.68              24.17
  8.001 -  9.000..........................          558                 71,701,261.49               6.60
  9.001 -  9.990..........................           39                  4,763,292.99               0.44
                                                  -----          --------------------             ------
                      Total...............        4,887          $   1,086,500,201.51             100.00%
                                                  =====          ====================             ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 6.718% per annum.




                         INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
      -----------------------------          --------------    -----------------------  ---------------------------
1.000.....................................          11           $       4,356,980.08               0.40%
2.000.....................................           1                     159,096.14               0.01
3.000.....................................       4,875               1,081,984,125.29              99.58
                                                 -----           --------------------             ------
                      Total...............       4,887           $   1,086,500,201.51             100.00%
                                                 =====           ====================             ======

___________________
(1)  Relates solely to initial rate adjustments.




                      SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
1.000.....................................         4,887            $ 1,086,500,201.51           100.00%
                                                   -----            ------------------           ------
                      Total...............         4,887            $ 1,086,500,201.51           100.00%
                                                   =====            ==================           ======

___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 46.37% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Except with respect to approximately 0.01% of the Group I Mortgage Loans, no Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan- to-value ratio of the Group I Mortgage Loans at origination was approximately 81.74%. There can be no assurance that the loan-to-value ratio of any Group I Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         All of the Group I Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. None of the Group I Mortgage Loans had a first Due Date prior to March 1, 2003 or after January 1, 2004, or has a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. The latest maturity date of any Group I Mortgage Loan is December 1, 2033.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $154,582. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $154,473. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of greater than approximately $595,332 or less than approximately $24,932.

         As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Group I Mortgage Loans had Mortgage Rates of not less than 4.625% per annum and not more than 10.375% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.076% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 0.750% per annum to 8.250% per annum, Minimum Mortgage Rates ranging from 4.625% per annum to 9.990% per annum and Maximum Mortgage Rates ranging from 10.625% per annum to 15.990% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 5.103% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.010% per annum and the weighted average Maximum Mortgage Rate of the Adjustable- Rate Group I Mortgage Loans was approximately 13.010% per annum. The latest next Adjustment Date following the Cut-off Date or the Subsequent Cut-off Date, as applicable, on any Adjustable-Rate Group I Mortgage Loan occurs in November 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 31 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date or the Subsequent Cut-off Date, as applicable (the sum in any column may not equal the total indicated due to rounding):



                                  PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
 24,932 -  50,000........................          159           $     6,651,697.26               1.36%
 50,001 - 100,000........................          762                58,290,953.28              11.94
100,001 - 150,000........................          760                94,712,370.16              19.40
150,001 - 200,000........................          628               109,235,357.33              22.37
200,001 - 250,000........................          420                94,332,095.96              19.32
250,001 - 300,000........................          319                87,852,694.89              17.99
300,001 - 350,000........................           97                30,436,762.21               6.23
350,001 - 400,000........................           10                 3,773,217.76               0.77
400,001 - 450,000........................            2                   834,257.41               0.17
450,001 - 500,000........................            1                   489,000.00               0.10
500,001 - 550,000........................            1                   524,000.00               0.11
550,001 - 595,332........................            2                 1,155,332.15               0.24
                                                 -----           ------------------             ------
  Total..................................        3,161           $   488,287,738.41             100.00%
                                                 =====           ==================             ======

___________________
(1) The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $154,473.




                                  CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
               ------------                  --------------    -----------------------  ---------------------------
540 - 550.................................         305           $    36,732,573.97               7.52%
551 - 575.................................         906               119,524,609.66              24.48
576 - 600.................................         250                38,839,088.92               7.95
601 - 625.................................         255                43,284,202.26               8.86
626 - 650.................................         357                59,295,251.50              12.14
651 - 675.................................         368                65,525,087.96              13.42
676 - 700.................................         272                46,643,436.18               9.55
701 - 725.................................         206                35,049,640.69               7.18
726 - 750.................................         124                22,932,122.33               4.70
751 - 775.................................          78                13,393,118.07               2.74
776 - 800.................................          36                 6,577,913.27               1.35
801 - 810.................................           4                   490,693.60               0.10
                                                 -----           ------------------             ------
      Total...............................       3,161           $   488,287,738.41             100.00%
                                                 =====           ==================             ======

___________________
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 630.



                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ----------------------             --------------    -----------------------  ---------------------------
180.......................................        60             $     4,290,415.55               0.88%
360.......................................     3,101                 483,997,322.86              99.12
                                               -----             ------------------             ------
                      Total...............     3,161             $   488,287,738.41             100.00%
                                               =====             ==================             ======

___________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 358 months.




                            REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
         -----------------------             --------------    -----------------------  ---------------------------
176 - 176.................................          1             $        52,132.70               0.01%
177 - 178.................................         28                   1,989,471.60               0.41
179 - 180.................................         31                   2,248,811.25               0.46
349 - 350.................................          1                      59,938.17               0.01
353 - 354.................................          2                     254,096.64               0.05
355 - 356.................................         13                   1,774,973.57               0.36
357 - 358.................................      1,212                 190,787,971.99              39.07
359 - 360.................................      1,873                 291,120,342.49              59.62
                                                -----             ------------------             ------
                      Total...............      3,161             $   488,287,738.41             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 357 months.




                                          PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
              -------------                  --------------    -----------------------  ---------------------------
Single Family ............................      2,287             $   334,919,807.73              68.59%
PUD(1)....................................        471                  81,016,159.16              16.59
Condominium...............................        272                  45,578,399.71               9.33
2 Units...................................        104                  19,666,396.68               4.03
4 Units...................................         14                   4,168,035.33               0.85
3 Units...................................         12                   2,719,012.56               0.56
Manufactured Housing......................          1                     219,927.24               0.05
                                                -----             ------------------             ------
                      Total...............      3,161             $   488,287,738.41             100.00%
                                                =====             ==================             ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                                      OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
Primary...................................       2,919           $   453,515,060.20              92.88%
Non-owner.................................         205                29,612,371.24               6.06
Second Home...............................          37                 5,160,306.97               1.06
                                                 -----           ------------------             ------
                      Total...............       3,161           $   488,287,738.41             100.00%
                                                 =====           ==================             ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.




                                    PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 -------                     --------------    -----------------------  ---------------------------
Purchase..................................       1,471          $   238,260,520.17              48.80%
Cash Out Refinance........................       1,223              178,856,732.06              36.63
Rate/Term Refinance.......................         467               71,170,486.18              14.58
                                                 -----          ------------------             ------
                      Total...............       3,161          $   488,287,738.41             100.00%
                                                 =====          ==================             ======




                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
     --------------------------------        --------------    -----------------------  ---------------------------
  16.39 -   20.00.........................          4           $       164,609.63               0.03%
  20.01 -   25.00.........................          6                   314,062.99               0.06
  25.01 -   30.00.........................          6                   373,958.71               0.08
  30.01 -   35.00.........................         11                 1,163,815.25               0.24
  35.01 -   40.00.........................          8                   980,734.64               0.20
  40.01 -   45.00.........................         15                 1,479,957.40               0.30
  45.01 -   50.00.........................         32                 3,346,178.77               0.69
  50.01 -   55.00.........................         38                 4,393,361.25               0.90
  55.01 -   60.00.........................         52                 7,965,181.84               1.63
  60.01 -   65.00.........................        114                15,135,193.66               3.10
  65.01 -   70.00.........................        129                17,461,886.85               3.58
  70.01 -   75.00.........................        197                27,726,862.33               5.68
  75.01 -   80.00.........................      1,115               181,367,546.73              37.14
  80.01 -   85.00.........................        489                73,436,480.25              15.04
  85.01 -   90.00.........................        567                92,539,898.79              18.95
  90.01 -   95.00.........................        377                60,376,532.34              12.36
 100.01 - 102.58..........................          1                    61,476.98               0.01
                                                -----           ------------------             ------
                      Total...............      3,161           $   488,287,738.41             100.00%
                                                =====           ==================             ======

___________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 81.74%.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 --------                    --------------    -----------------------  ---------------------------
Alabama...................................        25             $     3,195,309.76               0.65%
Arizona...................................        65                   9,680,988.39               1.98
Arkansas..................................         7                     446,172.08               0.09
California................................       805                 177,833,656.60              36.42
Colorado..................................       101                  17,964,540.55               3.68
Connecticut...............................        21                   2,936,649.75               0.60
Delaware..................................         5                     621,174.62               0.13
Florida...................................       296                  37,190,218.32               7.62
Georgia...................................       106                  13,857,537.06               2.84
Idaho.....................................         6                     623,034.57               0.13
Illinois..................................       143                  20,316,491.90               4.16
Indiana...................................        49                   3,934,279.65               0.81
Iowa......................................        10                     799,998.87               0.16
Kansas....................................        23                   2,108,441.18               0.43
Kentucky..................................        34                   3,508,082.82               0.72
Louisiana.................................         2                      98,347.34               0.02
Maine.....................................         5                     519,000.91               0.11
Maryland..................................        36                   6,931,068.32               1.42
Massachusetts.............................        49                   8,521,713.81               1.75
Michigan..................................       145                  16,667,468.82               3.41
Minnesota.................................        72                  11,833,458.77               2.42
Missouri..................................        80                   7,203,471.20               1.48
Nebraska..................................         5                     605,821.11               0.12
Nevada....................................        72                  11,559,179.48               2.37
New Hampshire.............................        14                   2,375,171.64               0.49
New Jersey................................        46                   8,062,423.19               1.65
New Mexico................................        12                   1,811,066.56               0.37
New York..................................        91                  16,253,784.72               3.33
North Carolina............................        40                   4,691,074.21               0.96
North Dakota..............................         2                      81,050.28               0.02
Ohio......................................       166                  17,494,498.70               3.58
Oklahoma..................................         6                     449,812.16               0.09
Oregon....................................        83                  12,484,274.09               2.56
Pennsylvania..............................        52                   4,958,744.80               1.02
Rhode Island..............................        11                   1,775,490.72               0.36
South Carolina............................        12                   1,124,579.61               0.23
South Dakota..............................         3                     275,324.92               0.06
Tennessee.................................        61                   5,479,032.92               1.12
Texas.....................................       212                  24,531,682.89               5.02
Utah......................................        45                   6,246,780.75               1.28
Vermont...................................         1                     123,684.14               0.03
Virginia..................................        27                   4,389,129.52               0.90
Washington................................        78                  12,812,476.92               2.62
West Virginia.............................         3                     264,402.86               0.05
Wisconsin.................................        32                   3,451,951.89               0.71
Wyoming...................................         2                     195,195.04               0.04
                                               -----             ------------------             ------
                      Total...............     3,161             $   488,287,738.41             100.00%
                                               =====             ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.60% in the 92592 ZIP Code.



                                DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           -------------------               --------------    -----------------------  ---------------------------
Full Documentation........................       2,698           $   421,278,665.02              86.28%
No Income Verification....................         192                29,657,980.24               6.07
No Documentation..........................         210                25,816,120.37               5.29
Limited Income Verification...............          61                11,534,972.78               2.36
                                                 -----           ------------------             ------
                      Total...............       3,161           $   488,287,738.41             100.00%
                                                 =====           ==================             ======



                              CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  4.625 -  5.000..........................          11           $     1,781,050.00               0.36%
  5.001 -  6.000..........................         350                71,086,251.77              14.56
  6.001 -  7.000..........................       1,025               178,524,534.10              36.56
  7.001 -  8.000..........................       1,164               166,492,693.39              34.10
  8.001 -  9.000..........................         533                63,644,264.57              13.03
  9.001 - 10.000..........................          75                 6,508,879.87               1.33
 10.001 - 10.375..........................           3                   250,064.71               0.05
                                                 -----           ------------------             ------
                      Total...............       3,161           $   488,287,738.41             100.00%
                                                 =====           ==================             ======

___________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 7.076% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
  0.750 -  1.000..........................          1           $        59,938.17               0.01%
  2.000 -  3.000..........................          5                   989,702.59               0.22
  3.001 -  4.000..........................        423                84,652,665.43              18.55
  4.001 -  5.000..........................        748               128,866,129.29              28.23
  5.001 -  6.000..........................      1,010               157,948,913.40              34.60
  6.001 -  7.000..........................        579                74,091,455.81              16.23
  7.001 -  8.000..........................         77                 9,778,146.86               2.14
  8.001 -  8.250..........................          1                    47,678.85               0.01
                                                -----           ------------------             ------
                      Total...............      2,844           $   456,434,630.40             100.00%
                                                =====           ==================             ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 5.103% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           --------------------              --------------    -----------------------  ---------------------------
March 1, 2004.............................           1           $       181,560.77               0.04%
April 1, 2004.............................           2                   243,368.55               0.05
May 1, 2004...............................           1                    93,421.45               0.02
October 1, 2004...........................           1                   159,096.14               0.03
February 1, 2005..........................           1                    59,938.17               0.01
May 1, 2005...............................           1                   174,653.32               0.04
July 1, 2005..............................           2                   295,379.40               0.06
August 1, 2005............................           8                 1,223,677.50               0.27
September 1, 2005.........................          76                10,849,008.86               2.38
October 1, 2005...........................         755               116,379,400.54              25.50
November 1, 2005..........................       1,399               213,033,711.91              46.67
December 1, 2005..........................           1                    58,400.00               0.01
September 1, 2006.........................           1                    47,912.14               0.01
October 1, 2006...........................          34                 4,892,768.20               1.07
November 1, 2006..........................          48                 7,549,038.36               1.65
September 1, 2008.........................          13                 2,671,994.09               0.59
October 1, 2008...........................         211                41,558,113.40               9.10
November 1, 2008..........................         289                56,963,187.60              12.48
                                                 -----           ------------------             ------
                      Total...............       2,844           $   456,434,630.40             100.00%
                                                 =====           ==================             ======

___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 31 months.




                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
 10.625 -  11.000.........................         11             $     1,781,050.00               0.39%
 11.001 -  12.000.........................        346                  70,529,810.00              15.45
 12.001 -  13.000.........................        997                 175,141,560.73              38.37
 13.001 -  14.000.........................      1,042                 152,942,742.37              33.51
 14.001 -  15.000.........................        412                  51,972,981.41              11.39
 15.001 -  15.990.........................         36                   4,066,485.89               0.89
                                                -----             ------------------             ------
                      Total...............      2,844             $   456,434,630.40             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 13.010% per annum.



                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
  4.625 -  5.000..........................          11           $     1,781,050.00               0.39%
  5.001 -  6.000..........................         346                70,529,810.00              15.45
  6.001 -  7.000..........................         997               175,141,560.73              38.37
  7.001 -  8.000..........................       1,042               152,942,742.37              33.51
  8.001 -  9.000..........................         412                51,972,981.41              11.39
  9.001 -  9.990..........................          36                 4,066,485.89               0.89
                                                 -----           ------------------             ------
                      Total...............       2,844           $   456,434,630.40             100.00%
                                                 =====           ==================             ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 7.010% per annum.




                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
      -----------------------------          --------------    -----------------------  ---------------------------
1.000.....................................          4             $       518,350.77               0.11%
2.000.....................................          1                     159,096.14               0.03
3.000.....................................      2,839                 455,757,183.49              99.85
                                                -----             ------------------             ------
                      Total...............      2,844             $   456,434,630.40             100.00%
                                                =====             ==================             ======

___________________
(1)  Relates solely to initial rate adjustments.




                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
1.000.....................................         2,844          $ 456,434,630.40             100.00%
                                                   -----          ----------------             ------
                      Total...............         2,844          $ 456,434,630.40             100.00%
                                                   =====          ================             ======

___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable.

         Approximately 31.03% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 80.80%. There can be no assurance that the loan-to-value ratio of any Group II Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the original loan- to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property at origination.

         All of the Group II Mortgage Loans have a Due Date on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months as of the Cut-off Date or the Subsequent Cut-off Date, as applicable. None of the Group II Mortgage Loans had a first Due Date prior to July 1, 2003or after February 1, 2004, or has a remaining term to maturity of less than 176 months or greater than 360 months as of the Cut-off Date or the Subsequent Cut- off Date, as applicable. The latest maturity date of any Group II Mortgage Loan is January 1, 2034.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $303,686. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $303,538. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, of greater than approximately $1,000,000 or less than approximately $27,134.

         As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Group II Mortgage Loans had Mortgage Rates of not less than 4.625% per annum and not more than 10.750% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 6.547% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.875% per annum to 7.625% per annum, Minimum Mortgage Rates ranging from 4.625% per annum to 9.500% per annum and Maximum Mortgage Rates ranging from 6.875% per annum to 15.500% per annum. As of the Cut-off Date or the Subsequent Cut-off Date, as applicable, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 4.500% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.506% per annum and the weighted average Maximum Mortgage Rate of the Adjustable- Rate Group II Mortgage Loans was approximately 12.501% per annum. The latest next Adjustment Date following the Cut-off Date or the Subsequent Cut-off Date, as applicable, on any Adjustable-Rate Group II Mortgage Loan occurs in December 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 30 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date or the Subsequent Cut-off Date, as applicable (the sum in any column may not equal the total indicated due to rounding):



                                  PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PRINCIPAL BALANCE ($)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
 27,134 -  50,000.........................          47             $     1,958,160.49               0.30%
 50,001 - 100,000.........................         268                  21,030,080.94               3.18
100,001 - 150,000.........................         324                  40,330,459.08               6.09
150,001 - 200,000.........................         271                  47,023,368.02               7.11
200,001 - 250,000.........................         158                  35,316,776.24               5.34
250,001 - 300,000.........................         110                  30,309,536.23               4.58
300,001 - 350,000.........................         165                  54,969,390.97               8.31
350,001 - 400,000.........................         197                  73,942,641.29              11.17
400,001 - 450,000.........................         118                  50,591,289.32               7.65
450,001 - 500,000.........................         109                  52,543,188.60               7.94
500,001 - 550,000.........................         141                  73,940,628.93              11.17
550,001 - 600,000.........................         116                  66,619,053.84              10.07
600,001 - 650,000.........................          54                  33,822,749.84               5.11
650,001 - 700,000.........................          33                  22,543,616.78               3.41
700,001 - 750,000.........................          21                  15,300,476.53               2.31
750,001 - 800,000.........................          15                  11,603,078.73               1.75
800,001 - 850,000.........................           9                   7,434,224.33               1.12
850,001 - 900,000.........................          10                   8,753,025.28               1.32
900,001 - 950,000.........................           2                   1,866,355.32               0.28
950,001 -1,000,000........................          12                  11,814,159.99               1.79
                                                 -----             ------------------             ------
                      Total...............       2,180             $   661,712,260.75             100.00%
                                                 =====             ==================             ======

___________________
(1) The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately $303,538.




                               CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
               CREDIT SCORE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
               ------------                  --------------    -----------------------  ---------------------------
540  -  550...............................         99             $    14,390,446.84               2.17%
551  -  575...............................        335                  54,331,332.71               8.21
576  -  600...............................        130                  28,339,722.96               4.28
601  -  625...............................        241                  65,117,272.99               9.84
626  -  650...............................        383                 124,339,475.28              18.79
651  -  675...............................        322                 117,582,273.77              17.77
676  -  700...............................        240                  91,116,061.61              13.77
701  -  725...............................        213                  82,145,234.49              12.41
726  -  750...............................        129                  51,195,692.64               7.74
751  -  775...............................         72                  26,738,920.31               4.04
776  - 799................................         16                   6,415,827.15               0.97
                                                -----             ------------------             ------
                      Total...............      2,180             $   661,712,260.75             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 660.



                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          ORIGINAL TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ----------------------             --------------    -----------------------  ---------------------------
180.......................................          21             $     2,428,055.77               0.37%
240.......................................           1                     143,747.83               0.02
360.......................................       2,158                 659,140,457.15              99.61
                                                 -----             ------------------             ------
                      Total...............       2,180             $   661,712,260.75             100.00%
                                                 =====             ==================             ======

___________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.




                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
         REMAINING TERM (MONTHS)             MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
         -----------------------             --------------    -----------------------  ---------------------------
176  -  176...............................           1             $        95,800.73               0.01%
177  -  178...............................           2                     189,895.30               0.03
179  -  180...............................          18                   2,142,359.74               0.32
239  - 240................................           1                     143,747.83               0.02
353  - 354................................           1                     239,938.75               0.04
355  -  356...............................          18                   7,671,585.78               1.16
357  -  358...............................         463                 183,652,486.42              27.75
359  -  359...............................       1,676                 467,576,446.20              70.66
                                                 -----             ------------------             ------
                      Total...............       2,180             $   661,712,260.75             100.00%
                                                 =====             ==================             ======

___________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 358 months.





                                      PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
              PROPERTY TYPE                  MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
              -------------                  --------------    -----------------------  ---------------------------
Single Family ............................       1,575             $   453,188,355.46              68.49%
PUD(1)....................................         386                 142,936,381.94              21.60
Condominium...............................         136                  35,163,626.22               5.31
2 Units...................................          68                  23,503,478.02               3.55
3 Units...................................          12                   5,596,649.69               0.85
4 Units...................................           2                   1,143,769.42               0.17
Modular...................................           1                     180,000.00               0.03
                                                 -----             ------------------             ------
                      Total...............       2,180             $   661,712,260.75             100.00%
                                                 =====             ==================             ======

___________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.



                             OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             OCCUPANCY STATUS                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
Primary...................................       2,088             $   642,245,457.38              97.06%
Non-Owner.................................          71                  15,024,000.52               2.27
Second Home...............................          21                   4,442,802.85               0.67
                                                 -----             ------------------             ------
                      Total...............       2,180             $   661,712,260.75             100.00%
                                                 =====             ==================             ======

___________________
(1)  Occupancy as represented by the mortgagor at the time of origination.





                                     PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 PURPOSE                     MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 -------                     --------------    -----------------------  ---------------------------
Purchase..................................       1,157           $   404,270,974.84              61.09%
Cash Out Refinance........................         776               192,102,396.12              29.03
Rate/Term Refinance.......................         247                65,338,889.79               9.87
                                                 -----           ------------------             ------
                      Total...............       2,180           $   661,712,260.75             100.00%
                                                 =====           ==================             ======




                          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
     ORIGINAL LOAN-TO-VALUE RATIO (%)        MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
     --------------------------------        --------------    -----------------------  ---------------------------
 17.33 - 20.00............................           1           $       129,632.56               0.02%
 20.01 - 25.00............................           2                    69,974.67               0.01
 25.01 - 30.00............................           4                   431,843.27               0.07
 30.01 - 35.00............................           5                   778,693.10               0.12
 35.01 - 40.00............................           5                 1,454,512.29               0.22
 40.01 - 45.00............................          10                 1,843,921.74               0.28
 45.01 - 50.00............................          12                 1,623,368.63               0.25
 50.01 - 55.00............................          21                 4,798,729.14               0.73
 55.01 - 60.00............................          29                 9,712,935.81               1.47
 60.01 - 65.00............................          59                15,944,473.19               2.41
 65.01 - 70.00............................          91                31,956,099.80               4.83
 70.01 - 75.00............................         133                47,902,768.88               7.24
 75.01 - 80.00............................         941               339,743,049.34              51.34
 80.01 - 85.00............................         223                52,324,263.31               7.91
 85.01 - 90.00............................         291                77,627,521.37              11.73
 90.01 - 95.00............................         329                72,069,574.60              10.89
 95.01 -100.00............................          24                 3,300,899.05               0.50
                                                 -----           ------------------             ------
                      Total...............       2,180           $   661,712,260.75             100.00%
                                                 =====           ==================             ======

___________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 80.80%.



           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
                 LOCATION                    MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
                 --------                    --------------    -----------------------  ---------------------------
Alabama...................................         15             $     2,176,726.89               0.33%
Arizona...................................         29                   6,789,157.68               1.03
Arkansas..................................          3                     322,801.46               0.05
California................................      1,008                 409,617,088.36              61.90
Colorado..................................         46                  14,393,270.67               2.18
Connecticut...............................         12                   3,420,357.28               0.52
Delaware..................................          1                     571,553.78               0.09
District of Columbia......................          1                     234,800.00               0.04
Florida...................................        164                  34,160,813.54               5.16
Georgia...................................         47                  11,150,814.66               1.69
Idaho.....................................          3                     332,150.27               0.05
Illinois..................................         92                  18,403,433.05               2.78
Indiana...................................         14                   1,385,721.65               0.21
Iowa......................................          5                     495,591.21               0.07
Kansas....................................          8                   1,360,323.26               0.21
Kentucky..................................         11                   1,995,630.90               0.30
Louisiana.................................          2                     729,614.03               0.11
Maine.....................................          1                      50,818.39               0.01
Maryland..................................         37                  11,937,128.28               1.80
Massachusetts.............................         17                   4,535,564.16               0.69
Michigan..................................         84                  13,654,386.23               2.06
Minnesota.................................         29                   5,781,113.48               0.87
Missouri..................................         39                   4,860,664.19               0.73
Nebraska..................................          7                     726,078.49               0.11
Nevada....................................         26                   5,277,462.43               0.80
New Hampshire.............................          3                     482,761.47               0.07
New Jersey................................         34                   8,317,297.35               1.26
New Mexico................................          2                     706,956.08               0.11
New York..................................         70                  21,912,475.97               3.31
North Carolina............................         11                   3,127,826.34               0.47
Ohio......................................         55                   7,420,219.05               1.12
Oklahoma..................................          1                     105,147.08               0.02
Oregon....................................         37                  11,232,704.94               1.70
Pennsylvania..............................         25                   3,534,570.03               0.53
Rhode Island..............................          6                   1,486,840.94               0.22
South Carolina............................          1                     219,000.00               0.03
South Dakota..............................          1                      94,868.81               0.01
Tennessee.................................         16                   2,926,003.36               0.44
Texas.....................................        129                  26,806,178.66               4.05
Utah......................................         19                   4,052,400.85               0.61
Vermont...................................          3                     437,375.23               0.07
Virginia..................................         11                   3,721,797.55               0.56
Washington................................         36                   8,064,470.28               1.22
West Virginia.............................          1                     140,000.00               0.02
Wisconsin.................................         18                   2,560,302.42               0.39
                                                -----             ------------------             ------
                      Total...............      2,180             $   661,712,260.75             100.00%
                                                =====             ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.79% in the 91913 ZIP Code.



                               DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           DOCUMENTATION LEVEL               MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           -------------------               --------------    -----------------------  ---------------------------
Full Documentation........................       1,955           $   602,790,038.61              91.10%
No Income Verification....................         105                29,841,428.69               4.51
Limited Income Verification...............          50                16,895,662.03               2.55
No Documentation..........................          70                12,185,131.42               1.84
                                                 -----           ------------------             ------
                      Total...............       2,180           $   661,712,260.75             100.00%
                                                 =====           ==================             ======




                               CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        CURRENT MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
 4.625 - 5.000............................          12             $     5,054,424.33               0.76%
 5.001 - 6.000............................         467                 200,800,871.94              30.35
 6.001 - 7.000............................         916                 305,824,672.39              46.22
 7.001 - 8.000............................         597                 124,949,617.84              18.88
 8.001 - 9.000............................         180                  23,940,664.70               3.62
 9.001 - 10.000...........................           5                     877,863.80               0.13
10.001 -10.750............................           3                     264,145.75               0.04
                                                 -----             ------------------             ------
                      Total...............       2,180             $   661,712,260.75             100.00%
                                                 =====             ==================             ======

___________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 6.547% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
             GROSS MARGIN (%)                MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
             ----------------                --------------    -----------------------  ---------------------------
 2.875 - 3.000............................          5             $     1,908,880.41               0.30%
 3.001 - 4.000............................        572                 251,108,912.51              39.85
 4.001 - 5.000............................        614                 200,244,495.79              31.78
 5.001 - 6.000............................        642                 145,634,658.45              23.11
 6.001 - 7.000............................        207                  30,883,958.64               4.90
 7.001 - 7.625............................          3                     284,665.31               0.05
                                                -----             ------------------             ------
                      Total...............      2,043             $   630,065,571.11             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 4.500% per annum.



                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
           NEXT ADJUSTMENT DATE              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
           --------------------              --------------    -----------------------  ---------------------------
April 1, 2004.............................          1             $       550,639.78               0.09%
May 1, 2004...............................          4                   2,530,550.71               0.40
June 1, 2004..............................          2                     757,438.82               0.12
June 1, 2005..............................          1                     239,938.75               0.04
July 1, 2005..............................          4                   2,036,875.85               0.32
August 1, 2005............................          3                   1,995,195.88               0.32
September 1, 2005.........................         33                  11,649,892.17               1.85
October 1, 2005...........................        204                  98,058,154.92              15.56
November 1, 2005..........................        532                 196,391,919.93              31.17
December 1, 2005..........................        840                 179,701,142.83              28.52
January 1, 2006...........................          2                     119,165.00               0.02
September 1, 2006.........................          1                     177,091.80               0.03
October 1, 2006...........................          5                   1,739,218.32               0.28
November 1, 2006..........................         17                   7,454,155.54               1.18
December 1, 2006..........................         52                   9,773,048.30               1.55
January 1, 2007...........................          1                     191,200.00               0.03
July 1, 2008..............................          1                     956,250.00               0.15
September 1, 2008.........................         10                   4,286,181.57               0.68
October 1, 2008...........................         69                  30,749,966.27               4.88
November 1, 2008..........................        124                  47,946,539.81               7.61
December 1, 2008..........................        137                  32,761,004.86               5.20
                                                -----             ------------------             ------
                      Total...............      2,043             $   630,065,571.11             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut-off Date, as applicable, was approximately 30 months.




                     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MAXIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
 6.875 -    7.000.........................           1           $       215,900.00               0.03%
 7.001 -    8.000.........................           1                   395,100.00               0.06
10.001 -  11.000..........................          12                 5,054,424.33               0.80
11.001 -  12.000..........................         463               198,597,025.06              31.52
12.001 -  13.000..........................         890               295,738,594.23              46.94
13.001 -  14.000..........................         527               109,639,440.31              17.40
14.001 -  15.000..........................         146                19,728,280.08               3.13
15.001 -  15.500..........................           3                   696,807.10               0.11
                                                 -----           ------------------             ------
                      Total...............       2,043           $   630,065,571.11             100.00%
                                                 =====           ==================             ======

___________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 12.501% per annum.



                     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
        MINIMUM MORTGAGE RATE (%)            MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
        -------------------------            --------------    -----------------------  ---------------------------
 4.625 - 5.000............................         12             $     5,054,424.33               0.80%
 5.001 - 6.000............................        464                 198,812,925.06              31.55
 6.001 - 7.000............................        891                 296,133,694.23              47.00
 7.001 - 8.000............................        527                 109,639,440.31              17.40
 8.001 - 9.000............................        146                  19,728,280.08               3.13
 9.001 - 9.500............................          3                     696,807.10               0.11
                                                -----             ------------------             ------
                      Total...............      2,043             $   630,065,571.11             100.00%
                                                =====             ==================             ======

___________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date or the Subsequent Cut- off Date, as applicable, was approximately 6.506% per annum.




                   INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
      INITIAL PERIODIC RATE CAP (%)          MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
      -----------------------------          --------------    -----------------------  ---------------------------
1.000.....................................         7             $     3,838,629.31               0.61%
3.000.....................................     2,036                 626,226,941.80              99.39
                                               -----             ------------------             ------
                      Total...............     2,043             $   630,065,571.11             100.00%
                                               =====             ==================             ======

___________________
(1)  Relates solely to initial rate adjustments.




                  SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                  PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                               NUMBER OF        OUTSTANDING AS OF THE    BALANCE OUTSTANDING AS OF
          PERIODIC RATE CAP (%)              MORTGAGE LOANS    SUBSEQUENT CUT-OFF DATE  THE SUBSEQUENT CUT-OFF DATE
          ---------------------              --------------    -----------------------  ---------------------------
1.000.....................................        2,043            $ 630,065,571.11             100.00%
                                                  -----            ----------------             ------
                      Total...............        2,043            $ 630,065,571.11             100.00%
                                                  =====            ================             ======

___________________
(1)  Relates to all rate adjustments subsequent to initial rate adjustments.